UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 23, 2009
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 804-697-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On March 23, 2009, the United States Bankruptcy Court for the Eastern District of Virginia in Richmond (the “Bankruptcy Court”) entered an order (the “Sale Order”) approving the previously announced transaction (the “Sale”) to sell the operating businesses of Chesapeake Corporation (the “Company”) to an investor group, including affiliates of Irving Place Capital Management, L.P. and Oaktree Capital Management, L.P. (collectively, the “Purchasers”).

The obligations of the Company and the Purchasers to complete the Sale also remain subject to a number of closing conditions, including, among others, conditions related to:  receipt by the Purchasers of exit financing in a manner, and on terms and conditions, that are acceptable to the Purchasers in their sole discretion; governmental filings and expiration of applicable waiting periods; obtaining third-party and governmental approvals (including approvals from the applicable trustees for certain U.K. pension plans, clearance from the U.K. Pensions Regulator, and amendments to collective bargaining agreements to which certain of the Company’s U.S. operating subsidiaries are parties); the accuracy of the representations and warranties of the parties (subject to a materiality standard); material compliance by the parties with their obligations under the Asset Purchase Agreement among the Company, its U.S. operating subsidiaries and the Purchasers (the “Asset Purchase Agreement”), as described in the Current Report on Form 8-K filed by the Company on January 5, 2009, and incorporated herein by reference; and the absence of a material adverse change with respect to the Company since September 28, 2008.  The Company anticipates that the closing of the Sale will take place by mid-April 2009.

On March 23, 2009, the Company issued a press release announcing that the Bankruptcy Court entered the Sale Order approving the Sale.  A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The foregoing description of the Sale Order does not purport to be complete and is qualified in its entirety by reference to the Sale Order, a copy of which can be accessed at www.kccllc.net/chesapeake.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
	99.1	Press release, issued by the Company on March 23, 2009, announcing that the Bankruptcy Court entered the Sale Order approving the Sale

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: March 25, 2009	BY:	/s/ Joel K. Mostrom
Joel K. Mostrom
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, issued by the Company on March 23, 2009, announcing that the Bankruptcy Court entered the Sale Order approving the Sale